KELLOGG COMPANY
Exhibit 21.01
North America
Kellogg Company Subsidiaries
•	Argkel, Inc. — Delaware
•	Canada Holding LLC — Delaware
•	CC Real Estate Holdings, LLC
•	Kashi Company — California
•	Keebler USA, Inc. — Delaware
•	Kellogg Asia Inc. — Delaware
•	Kellogg Fearn, Inc. — Michigan
•	Kellogg Holding, LLC — Delaware
•	Kellogg USA Inc. — Michigan
•	KFSC, Inc. — Barbados
•	K-One Inc. — Delaware
•	K-Two Inc. — Delaware
•	McCamly Plaza Hotel Inc. — Delaware
•	The Eggo Company — Delaware
•	Trafford Park Insurance Limited — Bermuda
•	Worthington Foods, Inc. — Ohio
Kashi Company Subsidiaries
•	Bear Naked, Inc. — Delaware
Kellogg USA Inc Subsidiaries
•	Keebler Holding Corp — Georgia
Keebler Holding Corp Subsidiaries
•	Keebler Foods Company — Delaware
Keebler Foods Company Subsidiaries
•	Austin Quality Foods, Inc. — Delaware
•	BDH Foods, Inc.- Delaware
•	Keebler Company — Delaware
•	Keebler Foreign Sales Corporation — Virgin Islands
•	Shaffer, Clarke & Co., Inc. — Delaware
Austin Quality Foods, Inc. Subsidiaries:
•	AQFTM, Inc. — Delaware
•	Cary Land Corporation — North Carolina
Keebler Company Subsidiaries
•	Godfrey Transport, Inc.- Delaware
•	Illinois Baking Corporation — Delaware
•	Kellogg IT Services Company — Delaware
•	Kellogg North America Company — Delaware
•	Kellogg Sales Company — Delaware

Kellogg Sales Company Subsidiaries
(d/b/a Kellogg’s Snacks d/b/a Kellogg’s Food Away From Home d/b/a Austin Quality Sales Company)
•	Barbara Dee Cookie Company, L.L.C. — Delaware
•	Famous Amos Chocolate Chip Cookie Company, L.L.C. — Delaware
•	Kashi Sales, L.L.C. — Delaware
•	Little Brownie Bakers, L.L.C. — Delaware
•	Mother’s Cookie Company, L.L.C.- Delaware
•	Murray Biscuit Company, L.L.C. — Delaware
•	President Baking Company, L.L.C.- Delaware
•	Specialty Foods, L.L.C. — Delaware
•	Stretch Island Fruit Sales L.L.C. — Delaware
•	Sunshine Biscuits, L.L.C.- Delaware
Worthington Foods, Inc.
•	Specialty Foods Investment Company — Delaware
K-One Inc and K-Two Inc. Subsidiaries
•	SIA Kellogg Latvija — Latvia (owned 50% by K-One, 49% by K-Two and 1% by Kellogg (Deutschland) GmbH)
•	Kellogg Latvia, Inc. — Delaware (owned 50% by K-One, 49% by K-Two and 1% by Kellogg (Deutschland) GmbH)
Canada Holding LLC Subsidiaries
•	Kellogg Canada Inc. — Canada
Kellogg Canada, Inc. Subsidiaries
•	Keeb Canada, Inc. — Canada
•	4358368 Canada Inc. — Canada
Asia
Kellogg Company Subsidiaries
•	K (China) Limited — Delaware
•	K India Limited — Delaware
•	Kellogg (Japan) K.K. — Tokyo, Japan
•	Kellogg (Thailand) Limited — Delaware
•	Kellogg (Thailand) Limited — Thailand
•	Kellogg Asia ( Singapore) Pty. Ltd. — Singapore
•	Kellogg Asia Co., Ltd — Seoul, South Korea
•	Kellogg Asia Marketing Inc. — Delaware
•	Kellogg Asia Sdn. Bhd. — Malaysia
•	Kellogg India Private Limited — India (<1%-Kellogg Asia Inc.)
•	Nhong Shim Kellogg Co. Ltd. — South Korea (90% Kellogg Company/10% Korean Partners)

Kellogg Asia Marketing Inc. Subsidiaries
•	Kellogg Foods (Shanghai) Co. Ltd — China
•	Kellogg Malaysia Manufacturing SDN BHD
Australia-New Zealand
Kellogg Canada Inc. Subsidiaries
•	Kellogg Australia Holdings Pty Ltd, Pagewood, Australia
Kellogg Australia Holdings Pty Ltd, Subsidiaries
•	Kellogg (Aust.) Pty. Ltd. — Australia
Kellogg (Aust.) Pty. Ltd. Subsidiaries
•	Day Dawn Pty Ltd. — Australia
•	Kashi Company Pty.Ltd. — Australia
•	Kellogg (N.Z.) Limited — New Zealand
•	Kellogg Superannuation Pty. Ltd. — Sydney, Australia
•	The Healthy Snack People Pty Limited — Carmahaven, NSW, Australia
Europe
Kellogg Company Subsidiaries
•	Gollek B.V. — Netherlands
•	Kellogg (Poland) Sp. Zo.o — Poland (liquidation process)
•	Kellogg International Holding Company — Delaware
•	Kellogg Netherlands Holding B.V. — Netherlands
•	Kellogg UK Minor Limited — Manchester, England
Kellogg International Holding Company Subsidiaries
•	Kellogg Holding Company Limited — Bermuda
•	Kellogg Italia S.p.A. — Delaware
Kellogg Holding Company Limited Subsidiaries
•	Kellogg Europe Company Limited — Bermuda
Kellogg Europe Company Limited Subsidiaries
•	Kellogg Hong Kong Private Limited — Hong Kong
•	Kellogg Lux I S.a.r.l. — Luxemburg
•	Kellogg Lux II S.a.r.l. — Luxemburg
•	KECL, LLC — Delaware
Kellogg Lux I S.a.r.l. Subsidiaries
•	Kellogg Europe Trading Limited — Ireland
•	Kellogg Europe Treasury Services Limited — Ireland
•	Kellogg Irish Holding Company Limited — Ireland
•	Kellogg Lux V S.a.r.l. — Luxemburg
•	Kellogg Malta Limited — Malta
•	UMA Investments s. zo.o — Poland
•	Prime Bond Limited — Cyprus

Prime Bond Limited Subsidiaries
•	Kreker OJSC — Russian Federation (10.91%)
Kreker OJSC Subsidiaries
•	United Bakers CJSC — Russian Federation
•	Pischekombinat Trentr CJSC — Russian Federation
•	TC Elf LLC — Russian Federation
•	TD Elf-plus LLC — Russian Federation
•	United Bakers Pskov OJSC — Russian Federation (11.57%)
•	Gorokhovetskiy Pischevik OJSC — Russian Federation (23.06%)
•	Vyazmapischevik OJSC — Russian Federation (28.76%)
•	Zavod Pischevykh Productov LLC — Russian Federation
United Bakers Subsidiaries
•	Sukhie Zavtraki LLC — Russian Federation
Sukhie Zavtraki LLC Subsidiaries
•	Ekstruzionniye Tekhnologii LLC — Russian Federation
Kellogg Europe Trading Limited Subsidiaries
•	Kellogg Med Gida Ticaret Limited Sirketi — Turkey (50% ownership)
Kellogg Irish Holding Company Limited Subsidiaries
•	Kellogg Lux III S.a.r.l. — Luxemburg
Kellogg Lux III S.a.r.l. Subsidiaries
•	Kellogg Group S.a.r.l. — Luxemburg (formerly known as Kellogg Lux IV S.a.r.l.)
Kellogg Group S.a.r.l.
•	Kellogg (Deutschland) GmbH — Germany
•	Kellogg Company of South Africa (Pty) Limited — South Africa
•	Kellogg Group Limited — England and Wales
•	Kellogg U.K. Holding Company Limited — England
•	Kellogg’s Produits Alimentaires, S.A.S. — France
•	Nordisk Kellogg’s ApS — Denmark
•	Portable Foods Manufacturing Company Limited — England
Kellogg (Deutschland) GmbH Subsidiaries
•	Kellogg (Schweiz) GmbH — Switzerland
•	Kellogg (Osterreich) GmbH — Austria
•	Kellogg Services GmbH — Germany
•	Kellogg Manufacturing GmbH & Co. KG — Germany Limited Partnership (Kellogg Services GmbH-limited partner)
•	Gebrueder Nielsen Reismuehlen und Staerke-Fabrik mit Beschraenkter Haftung -Bremen, Germany

Kellogg U.K. Holding Company Limited Subsidiaries
•	Kellogg Company of Ireland, Limited — Ireland
•	Kellogg Espana, S.L. — Spain
•	Kellogg Management Services (Europe) Limited -England
•	Kellogg Manchester Limited — England
•	Kellogg Marketing and Sales Company (UK) Limited — England
•	Kellogg Supply Services (Europe) Limited — England
•	Kellogg Company of Great Britain Limited — England
Kellogg Espana, S.L. Subsidiaries
•	Kellogg Manufacturing Espana, S.L. — Spain
Nordisk Kellogg’s ApS Subsidiaries
•	K/S NK Leasing — Denmark (95%) Nordisk Kellogg’s ApS & 5% Kellogg Management Services (Europe) Ltd)
Kellogg Manchester Limited Subsidiaries
•	KELF Limited — England
KELF Limited Subsidiaries
•	Kellogg Talbot LLC — Delaware
Kellogg Company of Great Britain Limited
•	Favorite Food Products Limited — Manchester, England
•	Kelcone Limited — Aylesbury, England
•	Kelcorn Limited — Manchester, England
•	Kelmill Limited — Liverpool, England
•	Kelpac Limited — Manchester, England
•	Saragusa Frozen Foods Limited — Manchester, England
Latin America
Kellogg Company Subsidiaries
•	Alimentos Kellogg, S.A. — Venezuela
•	CELNASA (La Compania de Cereales Nacionales S.A.) — Ecuador
•	Gollek Inc. — Delaware
•	Kelarg, Inc. — Delaware
•	Kellogg Brasil, Inc. — Delaware
•	Kellogg Caribbean Inc. — Delaware
•	Kellogg Caribbean Services Company, Inc. — Puerto Rico
•	Kellogg Chile Inc. — Delaware
•	Kellogg Chile Limited — Chile (.08%-Kellogg Chile, Inc.)
•	Kellogg Company Mexico, S. de R.L. de C.V. — Mexico (17.9%-Kellogg Latin America Services LLC)
•	Kellogg Costa Rica S. de R.L. — Costa Rica
•	Kellogg de Centro America, S.A. — Guatemala
•	Kellogg de Colombia, S.A. — Colombia (94%-Kellogg Company & 6%-other subsidiaries)
•	Kellogg de Peru, S.A.C. — Peru (99%-Kellogg Company & 1%-Gollek Inc.)
•	Kellogg Latin America Services, LLC — Delaware

Alimentos Kellogg, S.A. Subsidiaries
•	Gollek, S.A. — Venezuela
Kelarg, Inc. Subsidiaries
•	Kellogg Argentina S.A. — Argentina (95%-Kelarg, Inc. & 5%-Kellogg Company)
Kellogg Company Mexico, S. de R.L. de C.V. Subsidiaries
•	Gollek Interamericas, S. de R.L., de C.V. — Mexico
•	Gollek Services, S.A. a/k/a Gollek Servicios, S.C. — Mexico (98.75%-Kellogg Company Mexico, S. de R.L. de C.V.; 1.25%- Gollek Interamericas, S. de R.L., de C.V.)
•	Kellman, S. de R.L. de C.V. — Mexico (96.67%-Kellogg Company Mexico, S. de R.L. de C.V.; 3.33%- Gollek Interamericas, S. de R.L., de C.V.)
•	Kellogg de Mexico, S. de R.L. de C.V. — Mexico (formerly Kellogg de Mexico, S.A. de C.V.)
•	Kellogg Servicios, S.C. — Mexico (98%-Kellogg Company Mexico, S. de R.L. de C.V.; 2%- Gollek Interamericas, S. de R.L., de C.V.)
•	Pronumex, S. de R.L. de C.V. — Mexico (96.67%-Kellogg Company Mexico, S. de R.L. de C.V.; 3.33%- Gollek Interamericas, S. de R.L., de C.V.)
•	Instituto de Nutricion y Salud Kellogg, A.C. — Mexico
Kellogg de Mexico, S. de R.L. de C.V. Subsidiaries
•	Servicios Argkel, S.C. — Mexico (98%-Kellogg de Mexico, S. de R.L. de C.V.; 2%- Gollek Interamericas, S. de R.L., de C.V.)
Gollek, Inc. Subsidiaries
•	Kellogg Brasil & CIA — Brasil (50%-Gollek, Inc.; 50%-Kellogg Brasil, Inc.)
•	Kellogg El Salvador S. de R.L. de C.V. — El Salvador (99%-Gollek Inc & 1%-Kellogg Company)